UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2006

                              Claron Ventures, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                  333-129664               98-0470356
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  (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

                                 #2-630 2ND AVE.
                            SASKATOON, SASKATCHEWAN,
                                 S7K-2C8 CANADA
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (306)-374-1753

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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YEAR
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Claron  Ventures,  Inc.  (the  "Company," "we," and "us") filed a Certificate of
Amendment to our Articles of Incorporation with the Secretary of State of Nevada on November 2, 2006, which amendment became effective November 10, 2006, to affect a forward stock split of our outstanding shares of common stock and increase our authorized and unissued shares of common stock (the "Amendment").

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The Amendment affected a 26:1 forward stock split, effective for shareholders of record as of November 10, 2006 (the "Forward Split"). The Amendment also increased our authorized shares of common stock to 750,000,000 shares of common stock, $0.001 par value per share ("Common Stock"), and re-authorized 10,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock").

The filing of the Amendment and the Forward Split were approved by our sole Director and Majority Shareholder, Trevor Sali, who is also our Chief Executive Officer pursuant to a consent to action without a meeting on October 31, 2006.

The Amendment did not affect the ability of our Board of Directors to issue shares of Preferred Stock from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof, which shares shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof, which power was given to our Board of Directors pursuant to our Articles of Incorporation.

As a result of the filing of the Amendment and the Forward Split, we now have 750,000,000 shares of Common Stock authorized and 450,269,014 shares of Common Stock outstanding, and 10,000,000 shares of Preferred Stock authorized, with no shares of Preferred Stock outstanding.

As a result of our Forward Split, our Common Stock will trade under the new stock symbol "CVTR," effective on November 10, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
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Exhibits:

3.1*     Certificate of Amendment to our Articles of Incorporation

* Filed herewith
                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CLARON VENTURES, INC.
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                                        By: /s/ Trevor Sali
                                        ---------------------
                                        Trevor Sali
                                        Chief Executive Officer
                                        Dated: November 10, 2006

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